                                                                    Exhibit 20.1

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-3




Section 7.3 Indenture                               Distribution Date: 6/15/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     1,289,050.00
            Class B Note Interest Requirement                       131,104.17
            Class C Note Interest Requirement                       231,637.50
                      Total                                       1,651,791.67

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.02306
            Class B Note Interest Requirement                          1.24861
            Class C Note Interest Requirement                          1.71583

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                       1,260,000,000
            Class B Note Principal Balance                         105,000,000
            Class C Note Principal Balance                         135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00



                                                     By:
                                                       -----------------------

                                                     Name:  Patricia M. Garvey
                                                     Title: Vice President


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